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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 26, 1999



                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       001-15149               42-0991521
(State of other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




2100 LAKE PARK BLVD., RICHARDSON, TEXAS                             75080
(Address of principal executive offices)                          (Zip code)


        Registrant's telephone number including area code: (972) 497-5440


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 5. OTHER EVENTS.

                  On October 26, 1999, Lennox International Inc. ("Lennox") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Service Experts, Inc. ("SVE") and LII Acquisition Corporation, a wholly-owned subsidiary of Lennox ("Merger Sub"), pursuant to which Merger Sub will be merged with and into SVE (the "Merger") and SVE will become a wholly-owned subsidiary of Lennox. As a result of the Merger, each outstanding share of common stock of SVE will be converted into 0.67 of a share of common stock of Lennox.

                  In connection with the execution of the Merger Agreement, Lennox and SVE entered into a stock option agreement pursuant to which SVE granted to Lennox an option, exercisable in certain circumstances described therein, to purchase a number of shares of SVE's common stock equal to approximately 19.9% of the number of outstanding shares of common stock of SVE.

                  A copy of the Merger Agreement is attached hereto as Exhibit
2.1 and a copy of the stock option agreement entered into in connection with the Merger Agreement is attached hereto as Exhibit 2.2. The foregoing description of the Merger Agreement and stock option agreement is qualified in its entirety by reference to the full text of such agreements, each of which is incorporated herein by reference. A copy of the press release of Lennox issued with respect to the Merger is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number            Description
-------           -----------

2.1 Agreement and Plan of Merger, dated as of October 26, 1999, among Lennox International Inc., Service Experts, Inc. and LII Acquisition Corporation.

2.2 Stock Option Agreement, dated as of October 26, 1999, between Lennox International Inc. and Service Experts, Inc.

99.1              Press Release dated October 27, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                LENNOX INTERNATIONAL INC.



                                By:      /s/ Carl E. Edwards, Jr.
                                         ---------------------------------------
                                         Name: Carl E. Edwards, Jr.
                                               ---------------------------------
                                         Title: Executive Vice President,
                                                --------------------------------
                                                General Counsel and Secretary
                                                --------------------------------


Date: October 28, 1999


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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
2.1               Agreement and Plan of Merger, dated as of October 26, 1999, among Lennox International Inc., Service Experts, Inc. and LII
                  Acquisition Corporation.

2.2               Stock Option Agreement, dated as of October 26, 1999, between
                  Lennox International Inc. and Service Experts, Inc.

99.1              Press Release dated October 27, 1999.